Exhibit 10.3
RESTRICTED STOCK UNIT AWARD AGREEMENT
UNDER THE HCC INSURANCE HOLDINGS, INC.
2008 FLEXIBLE INCENTIVE PLAN
     This Restricted Stock Unit Award Agreement (this “Agreement”) is entered into effective as of the date of grant set forth on the signature page below (the “Grant Date”) by and between HCC Insurance Holdings, Inc., a Delaware corporation, and the undersigned employee of the Company or its Subsidiary (the “Employee”). Capitalized terms used herein and not otherwise defined shall have the meaning specified in the HCC Insurance Holdings, Inc. 2008 Flexible Incentive Plan, as amended from time to time.
     WHEREAS, under the terms of the Plan the Committee may grant Performance Awards and Dividend Equivalent Rights to Participants in the Plan;
     WHEREAS, Employee is an eligible Participant in the Plan; and
     WHEREAS, the Committee has approved the Awards described herein to Employee on the terms and conditions hereof and subject to the restrictions set forth herein as an incentive for Employee’s performance of services for the Company and/or its Subsidiaries;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the parties hereto agree as follows:
     1. The Plan. The Awards described herein and this Agreement are subject to the terms of the Plan, which terms are incorporated herein by this reference. Except to the extent expressly provided by the Plan, in the event of any conflict between the terms of this Agreement and those of the Plan, the terms of the Plan, including those with respect to the powers of the Committee, shall prevail and be controlling.
     2. Grant of Restricted Stock Units. As of the Grant Date, the Company hereby grants and conveys to Employee a Performance Award consisting of the number of restricted stock units specified on the signature page of this Agreement (the “RSUs”).
          (a) Each RSU constitutes an unfunded and unsecured promise of the Company to deliver one Share to Employee on the vesting date subject to the terms of this Agreement. Employee’s rights with respect to the RSUs shall be forfeitable in accordance with Section 4 until the RSUs vest in accordance with Section 5.
          (b) If, prior to the delivery of Shares in accordance with Section 6, there is any stock dividend, stock split, Reorganization, merger, or other event described in Section 14 of the Plan, the number of RSUs credited hereunder shall be adjusted in accordance with Sections 14 and 16 of the Plan to the extent appropriate and required in order to prevent reduction or enlargement of the benefits or potential benefits intended to be made available under this Award. Such adjustments shall be made by the Committee, whose determination in the matter shall be conclusive and binding on the Company and Employee.
          (c) The RSUs are hypothetical bookkeeping entries only. Employee shall have no voting or other rights as a Shareholder prior to the issuance of Shares in accordance with Section 6.

     3. Grant of Dividend Equivalent Rights. As of the Grant Date, the Company hereby grants and conveys to Employee a number of Dividend Equivalent Rights equal to the whole number of RSUs credited hereunder (as adjusted from time to time in accordance with Section 2(b)).
          (a) Each Dividend Equivalent Right that is outstanding on the record date of a cash dividend payable with respect to Shares shall entitle Employee to a cash payment equal to the amount of the ordinary cash dividend paid by the Company on a single Share multiplied by the number of unvested RSUs credited hereunder as of such record date. Such cash payment amount shall be paid to Employee on the related dividend payment date for such record date, but in any event no later than March 15 of the calendar year following the calendar year in which the record date occurred.
          (b) The Dividend Equivalent Rights granted hereunder are limited to rights with respect to cash dividends paid on Shares and do not include rights with respect to stock dividends or other distributions. Section 2(b) above already provides for the adjustment of RSUs for any stock dividends payable with respect to Shares.
     4. Forfeiture and Cancellation of RSUs and Dividend Equivalent Rights.
          (a) If Employee ceases to be an employee of the Company prior to the date on which the RSUs vest, the unvested RSUs shall be forfeited and cancelled without the payment of any consideration, and Employee shall have no rights with respect to such forfeited RSUs.
          (b) The RSUs (including any fractional RSUs) shall be cancelled as of the date on which Shares are issued with respect thereto in accordance with Section 6.
          (c) All Dividend Equivalent Rights granted hereunder shall be cancelled and shall cease to be outstanding on the earlier to occur of (i) the date on which the related RSUs are forfeited or cancelled in accordance with the foregoing and (ii) the vesting date for such RSUs.
          (d) For purposes of this Agreement, Employee shall be considered to be an employee of the Company for so long as Employee is a common law employee of the Company or any Subsidiary, and Employee’s employment relationship with an entity which was a Subsidiary shall be deemed to have terminated as of the date on which such entity ceased to be a Subsidiary (even if Employee does not experience a common law termination of employment at such time).
     5. Vesting. The RSUs credited hereunder shall fully vest upon the first to occur of the following:
          (a) the vesting date set forth on the signature page hereto;
          (b) the date of Employee’s death;
          (c) the date Employee terminates employment with the Company due to Employee’s Disability;
          (d) the date Employee’s employment with the Company is involuntarily terminated by the Company other than for “Cause” (as defined below);

          (i) Employee’s employment with the Company shall be considered involuntarily terminated by the Company other than for Cause if Employee is transferred to or employed by an entity other than the Company or a Subsidiary in connection with a divestiture, spinoff, outsourcing, or similar business transaction in which the Company does not retain or offer to retain Employee, even if Employee does not experience a common law termination of employment in connection with such event or transaction.
          (ii) For purposes of this Agreement and notwithstanding the terms of any other agreement between Employee and the Company, the term “Cause” shall mean (A) material dishonesty by Employee which is not the result of an inadvertent or innocent mistake of Employee with respect to the Company or any Subsidiary; (B) willful misfeasance or nonfeasance of duty by Employee; (C) a material violation by Employee of any material term of his written employment agreement (if any) with the Company or any Subsidiary as determined in the sole discretion of the Company; or (D) conviction of Employee of any felony, any crime involving moral turpitude, or any crime (other than a vehicular offense not involving DUI or personal injury) which in some material fashion results in the injury of the Company’s or any Subsidiary’s reputation, business, or business relationships;
          (e) the day before the date of a Change in Control of the Company; and
          (f) the day before the date on which the Shares are cancelled in exchange for cash or property (other than securities which are considered Shares pursuant to Section 2.29 of the Plan) in connection with a merger or other business transaction, Reorganization, or event that is not a Change in Control.
     6. Delivery of Shares; Compliance with Securities Laws. Upon the vesting date of the RSUs credited hereunder, the Company shall direct its transfer agent to record in Employee’s name a number of Shares equal to the whole number of RSUs credited hereunder or shall deliver to Employee certificates evidencing such Shares. No Shares shall be issued and no other payment shall be made with respect to fractional RSUs. In the event delivery of such Shares is delayed beyond the vesting date for administrative reasons and the Shares no longer exist on the delivery date, the Company shall deliver to Employee in lieu thereof the securities or other consideration or rights issued or provided in exchange for or in substitution of such Shares. In no event shall payment hereunder occur after March 15 of the year following the year in which the vesting date occurs.
          (a) Any payment or any issuance or transfer of Shares to Employee in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such person hereunder. The Committee may require Employee to execute a release and receipt therefor in such form as it shall determine.
          (b) Any stock certificates issued hereunder shall carry such restrictive legend, and the Company shall provide such written instructions to its transfer agent with respect to the Shares issued hereunder, as the Company may deem necessary or advisable for any purpose, including, without limitation, compliance with the requirements of applicable securities laws.
          (c) Nothing herein shall obligate the Company to register any Shares issued hereunder pursuant to any applicable securities law or to take any other affirmative action in order to cause the issuance or transfer of such Shares to comply with any law or regulation of any governmental authority.
     7. Restriction on Transfer. Employee shall not sell, transfer, pledge, assign, alienate, hypothecate, or otherwise encumber or dispose of the RSUs, the Dividend Equivalent Rights, or any other rights or obligations under this Agreement other than by will or the laws of descent and distribution or by the designation of a beneficiary in accordance with Sections 2.8 and 17.8 of the Plan. Transfers described in Section 17.8(a) and 17.8(b) of the Plan are not permitted. Any attempt to transfer the RSUs or Dividend Equivalent Rights contrary to the foregoing shall be null and void.
     8. Tax Consequences; Tax Withholding. Employee shall be responsible for his own tax liability that arises as the result of this Agreement.
          (a) Employee shall pay to the Company in accordance with Section 17.9 of the Plan any federal, state, or local tax or other withholding owed by Employee or required to be withheld by the Company in connection with this Agreement. The Company shall have the right to deduct any such taxes from any amounts paid to Employee by the Company or any Subsidiary, including any Shares otherwise deliverable under this Agreement.
          (b) The Awards hereunder are intended to constitute “short-term deferrals” that are exempt from the requirements of Code section 409A. If such exemption is not satisfied and such Awards are considered deferred compensation subject to Code section 409A, payment under Section 6 shall be deferred to the extent required by Section 19.4 of the Plan.
     9. Notices. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by him in a notice mailed or delivered to the other party. Unless and until some other address is so designated, all notices or communications by Employee to the Company shall be mailed or delivered to the Company, care of its General Counsel, at 13403 Northwest Freeway, Houston, Texas 77040-6094, and all notices or communications by the Company to Employee shall be mailed or delivered to Employee’s address specified on the signature page to this Agreement.
     10. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Company and Employee, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. To the maximum extent permitted by law, (a) no waiver that may be given by a party shall be applicable except in the specific instance for which it was given and (b) no notice to or demand on one party shall be deemed to be a waiver of any obligation of such party or the right of the party giving such notice or demand to take further action without notice or demand.
     11. Successors and Assigns; Binding Effect. All of the terms and provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and, in the case of the Company, its successors and assigns, and, in the case of Employee, Employee’s Designated Beneficiary, executors, heirs, and personal representatives.

     12. Entire Agreement. This Agreement, along with the Plan and any other written agreement between the parties specifically incorporated herein by reference, sets forth the entire understanding of the parties hereto with respect to the Awards described herein. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are superseded by this Agreement.
     13. Interpretation. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term and vice versa, and words denoting either gender shall include both genders as the context requires. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. The terms “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. When a reference is made in this Agreement to a Section, such reference is to a Section of this Agreement unless otherwise specified. The word “include”, “includes”, and “including” when used in this Agreement shall be deemed to be followed by the words “without limitation”, unless otherwise specified. A reference to any party to this Agreement or any other agreement or document shall include such party’s predecessors, successors, and permitted assigns. Reference to any law means such law as amended, modified, codified, replaced, or reenacted, and all rules and regulations promulgated thereunder. All captions contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement. The parties have participated jointly in the negotiation and drafting of this Agreement; therefore any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party by virtue of the authorship of this Agreement shall not apply to the construction and interpretation hereof.
     14. Severability. The provisions of Section 17.4 of the Plan shall apply to this Agreement.
     15. Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to the conflicts of laws principles thereof. To the maximum extent practicable this Agreement calls for performance and shall be performable at the offices of the Company in Houston, Harris County, Texas and venue for any dispute arising hereunder shall lie exclusively in the state and/or federal courts of Harris County, Texas and the Southern District of Texas, Houston Division, respectively.
     16. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties agree that the delivery of this Agreement may be effected by means of an exchange of facsimile signatures which shall be deemed original signatures thereof.
     17. EXPIRATION OF AGREEMENT. IF THIS AGREEMENT IS NOT SIGNED AND RETURNED TO THE COMPANY WITHIN 30 DAYS AFTER THE GRANT DATE, THIS AGREEMENT AND THE AWARDS PROVIDED FOR HEREIN SHALL BE NULL AND VOID.

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